UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2007

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

343 Thornall Street, Edison, New Jersey,		08837-2206
(Address of Principal Executive Offices)		(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

343 Thornall Street, Edison, New Jersey,		08837-2206
(Address of Principal Executive Offices)		(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                                                                  On September 12, 2007, the board of directors (the “Board of Directors”) of Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P.:

(i)

approved the recommendations and ratified the determinations of the Executive Compensation and Option Committee of the Board of Directors (the “Committee”) with respect to new five year restricted stock awards for its executive management team; and

(ii)

authorized the General Partner to enter into new restricted share award agreements (the “2008 Award Agreements”) with each of Mitchell E. Hersh, Barry Lefkowitz, Michael A. Grossman, Mark Yeager and Roger W. Thomas, and to issue to Messrs. Hersh, Lefkowitz, Grossman, Yeager and Thomas 100,619, 41,925, 33,540, 33,540  and 20,962 shares of restricted common stock (the “Restricted Shares”), respectively, pursuant to the General Partner’s 2000 Employee Stock Option Plan originally effective as of September 11, 2000, and amended as of May 14, 2002.

The Restricted Shares to be issued to Messrs. Hersh, Lefkowitz, Grossman, Yeager and Thomas pursuant to the 2008 Award Agreements may vest commencing January 1, 2009, with the number of Restricted Shares scheduled to be vested and earned on each vesting date on an annual basis over a five to seven year period equal to:

(i)	15% of such Restricted Shares on January 1, 2009;
(ii)	15% of such Restricted Shares on January 1, 2010;
(iii)	20% of such Restricted Shares on January 1, 2011;
(iv)	25% of such Restricted Shares on January 1, 2012; and
(v)	25% of such Restricted Shares on January 1, 2013, with any unvested Restricted Shares carried forward into 2014 and 2015.

The vesting of each tranche of Restricted Shares is subject to the attainment of annual performance goals to be set by the Committee for each year.  In connection with the entry into the 2008 Award Agreements, the General Partner also authorized the entering into of tax gross-up agreements (the “Tax Gross-Up Agreements”) with Messrs. Hersh, Lefkowitz, Grossman, Yeager and Thomas for certain tax gross-up payments.  A Form of the 2008 Award Agreements is filed herewith as Exhibit 10.1 and a form of the Tax Gross-Up Agreements is filed herewith as Exhibit 10.2.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Form of Multi-Year Restricted Share Award Agreement.

10.2	Form of Tax Gross-Up Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: September 14, 2007	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation, its general partner

Dated: September 14, 2007	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Multi-Year Restricted Share Award Agreement.

10.2	Form of Tax Gross-Up Agreement.